Adoption of new accounting standards and future accounting changes	12 Months Ended
Dec. 31, 2021
Adoption of new accounting standards and future accounting changes
Adoption of new accounting standards and future accounting changes
4	Adoption of new accounting standards and future accounting changes

The following new accounting standard was not yet effective for the year ended December 31, 2021 and have not been applied in preparing these consolidated financial statements.

Amendment to IAS 1, Classification of liabilities

On January 23, 2020, the IASB issued amendments to IAS 1 Presentation of Financial Statements, to clarify the classification of liabilities as current or non-current. On July 15, 2020 the IASB issued an amendment to defer the effective date by one year. For the purposes of non-current classification, the amendments removed the requirement for a right to defer settlement or roll over of a liability for at least twelve months to be unconditional. Instead, such a right must have substance and exist at the end of the reporting period. The amendments also clarify how a company classifies a liability that includes a counterparty conversion option.

The amendments are effective for annual periods beginning on or after January 1, 2023. Early adoption is permitted. The Company is evaluating the impact of this amendment on its Financial Statements.

IAS 16, Property, Plant and Equipment

The IASB issued an amendment to IAS 16, Property, Plant and Equipment to prohibit deducting from property, plant and equipment amounts received from selling items produced while preparing an asset for its intended use. Instead, sales proceeds and related costs must be recognized in profit or loss. The amendment will require companies to distinguish between costs associated with producing and selling items before the item of property, plant and equipment is available for use and costs associated with making the item of property, plant and equipment available for its intended use. The amendment is effective for annual periods beginning on or after January 1, 2022, with earlier application permitted. The Company is currently evaluating the impacts that this modification will have on the iron ore plant project at its Bolivar mine.

4	Adoption of new accounting standards and future accounting changes (continued)

Interest Rate Reforms

On August 27, 2020, the IASB finalized its response to the ongoing reform of inter-bank offered rates and other interest rate benchmarks by issuing a package of amendments to IFRS Standards (Phase 2). The standards impacted include: Amendments to IFRS 9, IAS 39, IFRS 7, IFRS 4 and IFRS 16. The amendments complement those issued in 2019 as part of Phase 1 amendments and mainly relate to:

●	changes to contractual cash flows—a company will not have to derecognize the carrying amount of financial instruments for changes required by the reform, but will instead update the effective interest rate to reflect the change to the alternative benchmark rate;
●	hedge accounting—a company will not have to discontinue its hedge accounting solely because it makes changes required by the reform, if the hedge meets other hedge accounting criteria; and
●	disclosures—a company will be required to disclose information about new risks arising from the reform and how it manages the transition to alternative benchmark rates.

The Company’s credit facility with BCP (note 10) is exposed to 3-month LIBOR. As at December 31, 2021, the Company has not yet transitioned this credit agreement to an alternative benchmark interest rate. While there remains some uncertainty around the timing of adoption and the precise nature of an alternative benchmark rate, the replacement of the rate is not expected to result in a significant change in the Company’s interest rate risk management strategy or interest rate risk.